Common Stock	12 Months Ended
Dec. 31, 2020
STOCKHOLDERS' EQUITY
Common Stock

11.   Common Stock

The voting, dividend, and liquidation rights of the holders of common stock are subject to and qualified by the rights, powers, and preferences of the holders of preferred stock. The common stock has the following characteristics:

Voting

The holders of common stock are entitled to one vote for each share of common stock held at all meetings of stockholders and written actions in lieu of meetings.

Dividends

The holders of common stock are entitled to receive dividends, if and when declared by the Board. The Company may not declare or pay any cash dividends to the holders of common stock unless, in addition to obtaining any necessary consents, dividends are paid on each series of preferred stock in accordance with their respective terms. No dividends have been declared or paid in the year ended December 31, 2020 or 2019.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the holders of Common Stock are entitled to share ratably with the holders of preferred stock in the Company’s assets available for distribution to stockholders after payment to the holders of preferred stock of their liquidation preferences have been satisfied.

Common Stock Reserved for Future Issuance

The Company has reserved 33,868 and 21,339 shares of common stock for future issuance as of December 31, 2020 and 2019, respectively.